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                                                                   Exhibit 10.14


                           CRITICAL THERAPEUTICS, INC.

                                       AND

                               ABBOTT LABORATORIES




                           AMENDMENT NO. 1 RELATING TO
                  THE LICENSE AGREEMENT DATED DECEMBER 18, 2003



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THIS AMENDMENT NO. 1 is made the 13th day of April, 2005

BETWEEN:

(1) CRITICAL THERAPEUTICS, INC., a corporation organized under the laws of the State of Delaware, and with its principal office at 60 Westview Drive, Lexington, MA 02421 ("CTI"); and

(2) ABBOTT LABORATORIES, a corporation organised under the laws of the State of Illinois, and having its principal office at 100 Abbott Park Road, Abbott Park, Illinois 60064 ("ABBOTT")

RECITALS:

(A) CTI and Abbott entered into a License Agreement dated December 18, 2003 ("Original Agreement").

(B) CTI has moved its principal office from 675 Massachusetts Avenue, 14th Floor, Cambridge, Massachusetts 02139 to the principal office stated above.

(C) CTI and Abbott have agreed to amend the Original Agreement by and upon the terms of this Amendment No. 1.

OPERATIVE PROVISIONS:

1        INTRODUCTION, DEFINITIONS AND INTERPRETATION

1.1      This Amendment No. 1 is supplemental to the Original Agreement.

1.2 In this amendment, the expression "THIS AMENDMENT NO. 1" shall mean this Amendment No. 1, including its recitals and schedules.

1.3      Except where expressly provided to the contrary in this Amendment
         No. 1:

         1.3.1. all capitalised terms used in this Amendment No. 1 shall have the same meanings as are assigned thereto in the Original Agreement, as amended by this Amendment No. 1; and

         1.3.2. this Amendment No. 1 shall be interpreted in the same manner as the Original Agreement.

1.4 Reference to articles or sections herein are to articles or sections in the Original Agreement.

2        AMENDMENTS

The parties agree that with effect from the Amendment No. 1 Date, the Original Agreement is hereby amended as follows:



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2.1      Article 1 shall be amended by the addition of the following definitions:

         ""Amendment No. 1 Date" shall mean April 13, 2005."

2.2 Section 2.1 (ii), second line, shall be amended by the replacement of the word "Patents" with the term "Patent Rights".

2.3 Section 2.1 (ii) shall be further amended by the insertion of the words "(as such terms are defined in the License Agreement)" between the words "Know How" and "pursuant to the License Agreement".

3        NO OTHER AMENDMENT; CONFIRMATION

Save as amended by this Amendment No. 1, the parties hereto confirm that the Original Agreement shall continue in full force and effect in all respects.

4        COUNTERPARTS

This Amendment No. 1 may be signed in any number of counterparts with the same effect as if the signatures to each counterpart were upon a single instrument, and all such counterparts together shall be deemed an original of this Amendment No. 1.

IN WITNESS whereof the parties have executed and delivered this Amendment No 2 the date first above written.

SIGNED

/s/ Trevor Phillips
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for and on behalf of
CRITICAL THERAPEUTICS, INC.


SIGNED

/s/ Suzanne A. Lebold, Ph.D.
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for and on behalf of
ABBOTT LABORATORIES


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